Exhibit 99.2

Compass Diversified Holdings
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(Unaudited)

On June 28, 2019, Compass Diversified Holdings (the “Company”) completed the sale of CEHI Acquisition Corporation (“CEHI”), the parent company of the operating entity, Clean Earth, Inc. ("Clean Earth").
The following unaudited pro forma condensed consolidated financial information is based on the historical consolidated financial statements of the Company including certain pro forma adjustments and has been prepared to illustrate the effect on the historical condensed consolidated financial statements of the Company of the sale of Clean Earth (the “Clean Earth Disposition”) for a total enterprise value of $625 million, and estimated net proceeds of approximately $327.3 million at closing after repayment of $224.6 million in intercompany loans. The Clean Earth Disposition is further described in Item 2.01 of this Current Report on Form 8-K.
The unaudited pro forma condensed consolidated statements of operations for the three months ended March 31, 2019 and the years ended December 31, 2018, 2017 and 2016, give effect to the Clean Earth Disposition as if it had occurred as of the beginning of the earliest period presented. The unaudited pro forma condensed consolidated balance sheet gives effect to the pro forma adjustments necessary to reflect the Clean Earth Disposition as if it occurred on March 31, 2019.
The “as reported” financial information for both Compass Diversified Holdings and Clean Earth are derived from the audited financial statements of the Company for the years ended December 31, 2018, 2017 and 2016 as filed on Form 10-K and the unaudited financial statements of the Company as of March 31, 2019 and for the three months ended March 31, 2019, as filed on Form 10-Q.
The "as adjusted" financial information for the three years ended December 31, 2018, 2017 and 2016 reflect the audited financial statements of the Company for the years ended December 31, 2018, 2017 and 2016, less the disposition of FHF Holdings Ltd. ("Manitoba Harvest") which was sold on February 27, 2019. Manitoba Harvest is presented as discontinued operations in the unaudited condensed consolidated statement of operations for the three months ended March 31, 2019 and the unaudited condensed consolidated balance sheet as of March 31, 2019.
The unaudited pro forma financial information is prepared in accordance with Article 11 of Regulation S-X. The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had the Clean Earth Disposotion actually occurred on the dates presented or to project our results of operations or financial position for any future period. This financial information may not be predictive of the future results of operations or financial condition of the Company, as the Company's future results of operation and financial condition may differ significantly from the proforma amounts reflected herein due to a variety of factors.
The pro forma adjustments are described in the accompanying notes and are based upon information and assumptions available at the time of the filing of this Current Report on Form 8-K. This unaudited pro forma condensed consolidated financial information should be read in conjunction with the consolidated financial statements, including the notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in our annual report on Form 10-K for the year ended December 31, 2018 and the condensed consolidated financial statements, and notes thereto, and Management's Discussion and Analysis of Financial Condition and Results of Operations contained in our quarterly report on Form 10-Q for the quarterly period ended March 31, 2019.
The pro forma adjustments to the statements of operations for all periods presented do not include the following:

■	The non-recurring gain on the Clean Earth Disposition. The gain will be included in the Company’s results for the three and six month periods ended June 30, 2019, and,

■	Certain non-recurring transaction costs on closing of the sale estimated to be approximately $10.7 million.

Compass Diversified Holdings
Condensed Consolidated Pro Forma Balance Sheet
at March 31, 2019
(unaudited)

		Clean Earth Disposition
(in thousands)	Compass Diversified Holdings as Reported	Less: Clean Earth as Reported	Clean Earth Pro Forma Adjustments		Pro Forma Consolidated Compass Diversified Holdings
Assets
Current assets:
Cash and cash equivalents	$39,837	$(462)	$458,739	(1a)	$498,114
Accounts receivable, net	263,494	(58,025)	—		205,469
Inventories	313,910	—	—		313,910
Prepaid expenses and other current assets	87,964	(7,765)	—		80,199
Total current assets	705,205	(66,252)	458,739		1,097,692
Property, plant and equipment, net	203,549	(61,420)	—		142,129
Operating lease right-of-use assets	103,442	(17,037)	—		86,405
Goodwill	611,883	(140,483)	—		471,400
Intangible assets, net	733,347	(131,342)	—		602,005
Other non-current assets	12,200	(3,903)	—		8,297
Total assets	$2,369,626	$(420,437)	$458,739		$2,407,928
Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$91,341	$(20,846)	$—		$70,495
Accrued expenses	115,824	(11,809)	—		104,015
Due to related party	10,609	—	—		10,609
Current portion, long-term debt	5,000	—	—		5,000
Current portion, operating lease liabilities	19,574	(3,165)	—		16,409
Other current liabilities	7,764	(384)	—		7,380
Total current liabilities	250,112	(36,204)	—		213,908
Deferred income taxes	61,023	(28,704)	—		32,319
Long-term debt	955,395	—	(85,000)	(1b)	870,395
Operating lease liabilities	90,701	(14,065)	—		76,636
Other non-current liabilities	11,614	(4,607)	—		7,007
Total liabilities	1,368,845	(83,580)	(85,000)		1,200,265
Stockholders’ equity					—
Stockholders’ equity	948,594	—	216,090	(1c)	1,164,684
Noncontrolling interest	52,187	(9,208)			42,979
Total stockholders’ equity	1,000,781	(9,208)	216,090		1,207,663
Total liabilities and stockholders’ equity	$2,369,626	$(92,788)	$131,090		$2,407,928

Compass Diversified Holdings
Condensed Consolidated Pro Forma Statement of Operations
for the three months ended March 31, 2019
(unaudited)

		Clean Earth Disposition
(in thousands, except per share data)	Compass Diversified Holdings as Reported	Less: Clean Earth as Reported	Clean Earth Pro Forma Adjustments		Pro Forma Consolidated Compass Diversified Holdings

Net sales	$402,489	$63,632	$—		$338,857
Cost of sales	266,300	46,998	—		219,302
Gross profit	136,189	16,634	—		119,555
Operating expenses:
Selling, general and administrative expense	93,199	11,436	—		81,763
Management fees	11,082	—	307	(1d)	11,389
Amortization expense	17,040	3,450	—		13,590
Operating income	14,868	1,748	(307)		12,813
Other income (expense):
Interest expense, net	(18,582)	(129)	978	(1e)	(17,475)
Amortization of debt issuance costs	(927)	—	—		(927)
Loss on sale of securities	(5,300)	—	—		(5,300)
Other expense, net	(571)	—	—		(571)
Income (loss) from continuing operations before income taxes	(10,512)	1,619	671		(11,460)
Provision for income taxes	403	(1,022)	—		1,425
Income (loss) from continuing operations	(10,915)	2,641	671		(12,885)
Loss from discontinued operations, net of income tax	(586)	—	—		(586)
Gain on sale of discontinued operations	121,659	—	—		121,659
Net income	110,158	2,641	671		108,188
Less: Net income from continuing operations attributable to noncontrolling interest	1,300	(68)	—		1,368
Less: Net loss from discontinued operations attributable to noncontrolling interest	(450)	—	—		(450)
Net income attributable to Holdings	$109,308	$2,709	$671		$107,270

Earnings per share - Basic and Fully Diluted
Net loss from continuing operations attributable to Holdings	$(12,215)				$(14,253)
Less: Distributions paid - Preferred Shares	3,781				3,781
Less: Accrued Distributions - Preferred Shares	1,334				1,334
Less: Effect of contribution based profit - Holding Event	981		—	(1f)	981
Net loss from continuing operations attributable to common shares of Holdings	$(18,311)				$(20,349)

Basic and diluted weighted average shares outstanding	59,900				59,900
Basic and fully diluted loss per share attributable to Holdings - continuing operations	$(0.31)				$(0.34)

Compass Diversified Holdings
Condensed Consolidated Pro Forma Statement of Operations
for the year ended December 31, 2018
(unaudited)

				Clean Earth Disposition
(in thousands, except per share data)	Compass Diversified Holdings as Reported	Less: Manitoba Harvest as Reported	Compass Diversified Holdings as Adjusted	Less: Clean Earth as Reported	Clean Earth Pro Forma Adjustments		Pro Forma Consolidated Compass Diversified Holdings

Net sales	$1,691,673	$(67,437)	$1,624,236	$(266,916)	$—		$1,357,320
Cost of sales	1,117,485	(38,560)	1,078,925	(191,446)	—		887,479
Gross profit	574,188	(28,877)	545,311	(75,470)	—		469,841
Operating expenses:
Selling, general and administrative expense	392,500	(25,741)	366,759	(46,677)	—		320,082
Management fees	44,294	(350)	43,944	—	(1,412)	(1d)	42,532
Amortization expense	68,076	(4,540)	63,536	(13,850)	—		49,686
Operating income	69,318	1,754	71,072	(14,943)	1,412		57,541
Other income (expense):
Interest expense, net	(55,577)	13	(55,564)	319	2,835	(1e)	(52,410)
Amortization of debt issuance costs	(3,905)	—	(3,905)	—	—		(3,905)
Other income (expense), net	(6,336)	16	(6,320)	430	—		(5,890)
Income (loss) from continuing operations before income taxes	3,500	1,783	5,283	(14,194)	4,247		(4,664)
Provision for income taxes	6,548	1,460	8,008	2,458	—		10,466
Income (loss) from continuing operations	(3,048)	323	(2,725)	(16,652)	4,247		(15,130)
Gain on sale of discontinued operations, net of income tax	1,258	—	1,258		—		1,258
Net income (loss)	(1,790)	$323	$(1,467)	$(16,652)	$4,247		$(13,872)
Less: Income from continuing operations attributable to noncontrolling interest	3,912	$1,283	$5,195	$22	$—		$5,217
Net income (loss) attributable to Holdings	$(5,702)	$(960)	$(6,662)	$(16,674)	$4,247		$(19,089)

Earnings per share - Basic and Fully Diluted
Net loss from continuing operations attributable to Holdings	$(6,960)						$(20,347)
Less: Distributions paid - Preferred Shares	12,179						12,179
Less: Accrued Distributions - Preferred Shares	1,334						1,334
Less: Effect of contribution based profit - Holding Event	5,893				—	(1f)	5,893
Net loss from continuing operations attributable to common shares of Holdings	$(26,366)						$(39,753)

Basic and diluted weighted average shares outstanding	59,900						59,900
Basic and fully diluted loss per share attributable to Holdings - continuing operations	$(0.44)						$(0.66)

Compass Diversified Holdings
Condensed Consolidated Pro Forma Statement of Operations
for the year ended December 31, 2017
(unaudited)

				Clean Earth Disposition
(in thousands, except per share data)	Compass Diversified Holdings as Reported	Less: Manitoba Harvest	Compass Diversified Holdings as Adjusted	Less: Clean Earth as Reported	Clean Earth Pro Forma Adjustments		Pro Forma Consolidated Compass Diversified Holdings

Net sales	$1,269,729	$(55,699)	$1,214,030	$(211,247)	$—		$1,002,783
Cost of sales	822,020	(30,598)	791,422	(150,028)	—		641,394
Gross profit	447,709	(25,101)	422,608	(61,219)	—		361,389
Operating expenses:
Selling, general and administrative expense	318,484	(21,092)	297,392	(35,875)	—		261,517
Management fees	32,693	(350)	32,343	—	3,388	(1d)	35,731
Amortization expense	52,003	(4,530)	47,473	(12,807)	—		34,666
Impairment expense	17,325	(8,461)	8,864	—	—		8,864
Operating income	27,204	9,332	36,536	(12,537)	(3,388)		20,611
Other income (expense):
Interest expense, net	(27,623)	41	(27,582)	327	(48)	(1e)	(27,303)
Amortization of debt issuance costs	(4,002)	—	(4,002)		—		(4,002)
Loss on sale of investment	(5,620)	—	(5,620)	—	—		(5,620)
Other income, net	2,634	191	2,825	(80)	—		2,745
Income (loss) from continuing operations before income taxes	(7,407)	9,564	2,157	(12,290)	(3,436)		(13,569)
Provision for income taxes	(40,679)	1,469	(39,210)	15,469	—		(23,741)
Income (loss) from continuing operations	33,272	8,095	41,367	(27,759)	(3,436)		10,172
Gain on sale of discontinued operations, net of income tax	340	—	340	—	—		340
Net income (loss)	33,612	8,095	41,707	(27,759)	(3,436)		10,512
Less: Income from continuing operations attributable to noncontrolling interest	5,621	2,959	8,580	(335)	—		8,245
Net income (loss) attributable to Holdings	$27,991	$5,136	$33,127	$(27,424)	$(3,436)		$2,267

Earnings per share - Basic and Fully Diluted
Net loss from continuing operations attributable to Holdings	$27,651						$1,927
Less: Distributions paid - Allocation Interests	39,188						39,188
Less: Distributions paid - Preferred Shares	2,457						2,457
Less: Effect of contribution based profit - Holding Event	12,726				(2,654)	(1f)	10,072
Net loss from continuing operations attributable to common shares of Holdings	$(26,720)						$(49,790)

Basic and diluted weighted average shares outstanding	59,900						59,900
Basic and fully diluted loss per share attributable to Holdings - continuing operations	$(0.45)						$(0.83)

Compass Diversified Holdings
Condensed Consolidated Pro Forma Statement of Operations
for the year ended December 31, 2016
(unaudited)

				Clean Earth Disposition
(in thousands, except per share data)	Compass Diversified Holdings as Reported	Less: Manitoba Harvest	Compass Diversified Holdings as Adjusted	Less: Clean Earth as Reported	Clean Earth Pro Forma Adjustments		Pro Forma Consolidated Compass Diversified Holdings

Net sales	$978,309	$(59,323)	$918,986	$(188,997)	$—		$729,989
Cost of sales	651,739	(32,818)	618,921	(134,667)	—		484,254
Gross profit	326,570	(26,505)	300,065	(54,330)	—		245,735
Operating expenses:
Selling, general and administrative expense	217,830	(21,329)	196,501	(30,018)	—		166,483
Management fees	29,406	(347)	29,059	—	4,681	(1d)	33,740
Amortization expense	35,069	(4,508)	30,561	(12,578)	—		17,983
Impairment expense/ loss on disposal of assets	25,204	—	25,204	(3,305)	—		21,899
Operating income	19,061	(321)	18,740	(8,429)	(4,681)		5,630
Other income (expense):
Interest expense, net	(24,651)	10	(24,641)	461	72	(1e)	(24,108)
Amortization of debt issuance costs	(2,763)	—	(2,763)	—	—		(2,763)
Gain on investment	74,490	—	74,490	—			74,490
Other income, net	(2,919)	2,804	(115)	488	—		373
Income (loss) from continuing operations before income taxes	63,218	2,493	65,711	(7,480)	(4,609)		53,622
Provision for income taxes	9,469	1,682	11,151	2,782	—		13,933
Income (loss) from continuing operations	53,749	811	54,560	(10,262)	(4,609)		39,689
Income from discontinued operations, net of income tax	473	—	473	—			473
Gain on sale of discontinued operations, net of income tax	2,308	—	2,308	—	—		2,308
Net income (loss)	$56,530	$811	$57,341	$(10,262)	$(4,609)		$42,470
Less: Income from continuing operations attributable to noncontrolling interest	1,961	1,165	3,126	79	—		3,205
Less: Loss from discontinued operations attributable to noncontrolling interest	(116)	—	(116)	—	—		(116)
Net loss attributable to Holdings	$54,685	$(354)	$54,331	$(10,341)	$(4,609)		$39,381

Earnings per share - Basic and Fully Diluted
Net loss from continuing operations attributable to Holdings	$51,788						$36,559
Less: Distributions paid - Allocation Interests	23,779						23,779
Less: Effect of contribution based profit - Holding Event	2,862				—	(1f)	2,862
Net loss from continuing operations attributable to common shares of Holdings	$25,147						$9,918

Basic and diluted weighted average shares outstanding	54,591						54,591
Basic and fully diluted loss per share attributable to Holdings - continuing operations	$0.46						$0.18

Notes to Pro Forma Condensed Consolidated Financial Statements
(Unaudited)

Pro forma information is intended to reflect the impact of the Clean Earth Disposition on the Company's historical financial position and results of operations, as adjusted for the disposition of Manitoba Harvest, which occurred in February 2019, through adjustments that are directly attributable to the transaction, that are factually supportable and, with respect to the pro forma statements of operations, that are expected to have a continuing impact. In order to accomplish this, the Company eliminated the historical results of Clean Earth from the Company's historical financial position and results of operations, as adjusted for the disposition of Manitoba Harvest. Clean Earth's historical operations, for the current and prior period, including the gain on sale, will be presented as discontinued operations for financial reporting purposes beginning with the Company's Quarterly Report on Form 10-Q for the three and six months ended June 30, 2019.

The information in Note 1 provides a description of the pro forma adjustments from each line item in the pro forma condensed financial statements together with information explaining how the amounts were derived or calculated.

Note 1 - Pro Forma Adjustments
Balance Sheet
The following adjustments correspond to those included in the unaudited condensed consolidated pro forma balance sheet as of March 31, 2019:

(1a) This adjustment reflects the cash proceeds from the Clean Earth Disposition, net of the assumed debt payoff as discussed in footnote (1b) below.

(1b) This adjustment represents the payoff of all debt outstanding under our revolving credit facility. The Company did not reflect the payoff of term debt.

(1c) This adjustment reflects the estimated gain on the Clean Earth Disposition as if the sale had occurred on March 31, 2019. This gain may not be representative of what will actually be recorded during the three and six months ended June 30, 2019.

Statement of Operations
The following adjustments correspond to those included in the unaudited condensed consolidated pro forma statement of operations for the three months ended March 31, 2019 and the years ended December 31, 2018, 2017 and 2016:

(1d) This adjustment reflects the effect of the Clean Earth disposition and repayment of the revolving credit facility on the Management fee paid to our Manager during each of the periods presented.

(1e) This adjustment reflects the payoff of the average revolver debt outstanding during the respective periods using proceeds from the Clean Earth Disposition. The effect of paying off all revolver debt was to reduce interest expense on the revolver debt for the periods presented and increase commitment (unused) fees associated with the revolver debt for the periods presented.

Earnings per Share
(1f) The Company uses the two-class method to compute basic and fully diluted earnings per share. The two-class method requires companies to allocate participating securities that have rights to earnings that otherwise would have been available only to common shareholders as a separate class of securities in calculating earnings per share. The following is a summary of the effect of Clean Earth Contribution Based Profit from a Holding Event that is reflected as an adjustment to the calculation of earnings per share:

	Three months ended	Years ended
	March 31, 2019	December 31, 2018	December 31, 2017	December 31, 2016

Less: Effect of contribution based profit - Clean Earth Holding Event	—	—	2,654	—